SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2004
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

                   1-15157                     36-2552989
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            (Commission File Number) (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

Item 9 and 12. Results of Operations and Financial Condition and Regulation FD Disclosure.
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On April 21, 2004, the Company filed a Current Report on Form 8-K for the purpose of filing the Company's press release dated April 21, 2004, with respect to the Company's first quarter 2004 earnings. Due to an error in transmission by the Company's filing agent, a press release issued by a different, unrelated company was attached to the Company's Current Report on Form 8-K. The Company is filing this Form 8-K/A to correct that error and to file the Company's press release. The correct press release is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by this reference.


Item 7.     Financial Statements and Exhibits
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(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated April 21, 2004

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
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      James V. Faulkner, Jr.
      Vice President and General Counsel